UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2005

CORNERSTONE BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-30497	62-1175427

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5319 Highway 153, Chattanooga, Tennessee		37343

(Address of Principal Executive Offices)		(Zip Code)

(423) 385-3000

(Registrant’s telephone number, including area code)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

                      On July 1, 2005, Cornerstone Community Bank (the “Bank”), a wholly owned subsidiary of Cornerstone Bancshares, Inc. (the “Company”), entered into a Employee Stock Ownership Plan (the “Plan”) with Nathaniel F. Hughes (the “Trustee”) to enable eligible employees of the Bank to acquire a proprietary interest in common stock issued by the Company (“Company Stock”).

                      The Bank initially has been designated to administer the Plan (the “Administrator”) in accordance with its terms for the exclusive benefit of the Participants and their Beneficiaries (as such terms are defined in the Plan), and, as Administrator, the Bank has the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan.  Any Eligible Employee who has completed one Year of Service (as such terms are defined in the Plan) and has attained age 19 shall be eligible to participate in the Plan.  For each year of the Plan, the Bank will contribute to the Plan such amount as it shall determine, which contributions may be made in cash or such other property, including Company Stock, deemed acceptable by the Trustee.  The Administrator will establish and maintain an account for each Participant which shall represent such Participant’s total interest in the Plan and Trust resulting from the Bank’s contributions.

                      The Plan is a non-leveraged plan and is designed to invest primarily in Company Stock.  The Plan contains a three-year cliff vesting schedule with respect to the termination of a Participant’s employment with the Bank for reason other than death, defined disabilities or retirement.  According to this vesting schedule, a Participant’s account shall be forfeitable in its entirety until the Participant has three or more Years of Service with the Bank, after such time the entirety of the Participant’s account shall be vested.

Item 2.02.     Results of Operations and Financial Condition

                      On July 15, 2005, the Registrant issued a press release reporting earnings results for the fiscal quarter ended June 30, 2005.

Item 9.01.     Financial Statements and Exhibits.

                      (c)          Exhibits:

                      10.1        Employee Stock Ownership Plan by and between Cornerstone Community Bank and Nathaniel F. Hughes dated July 1, 2005.
                      99.1        Press release dated July 15, 2005 reporting earnings results for the fiscal quarter ended June 30, 2005.

SIGNATURES

                      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE BANCSHARES, INC.

Date: July 18, 2005	By:	/s/ NATHANIEL F. HUGHES

Nathaniel F. Hughes,
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Employee Stock Ownership Plan by and between Cornerstone Community Bank and Nathaniel F. Hughes dated July 1, 2005.
99.1	Press release dated July 15, 2005 reporting earnings results for the fiscal quarter ended June 30, 2005